EXHIBIT 32.1

Certification of the Interim Chief Executive Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with this quarterly report on Form 10-Q of The Wet Seal, Inc. for the period ended October 30, 2004, I, Joseph Deckop, Interim Chief Executive Officer of The Wet Seal, Inc., hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	This Form 10-Q for the period ended October 30, 2004 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in this Form 10-Q for the period ended October 30, 2004 fairly presents, in all material respects, the financial condition and results of operations of The Wet Seal, Inc.

Date: December 9, 2004	/s/ JOSEPH DECKOP
Joseph Deckop
Interim Chief Executive Officer
(Principal Executive Officer)